EXHIBIT 10.2

FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (this “First Amendment”) is dated as of April 8, 2014, among INTERLINE BRANDS, INC., a New Jersey corporation (the “Company”), WILMAR FINANCIAL, INC., a Delaware corporation (“Wilmar Financial”), JANPAK, LLC, a West Virginia limited liability company (“JanPak”), JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company (“JanPak SC”), JANPAK OF TEXAS, LLC, a Texas limited liability company (“JanPak Texas”), IBI MERCHANDISING SERVICES, INC., a Delaware corporation (“IBI Merchandising”), GLENWOOD ACQUISITION LLC, a Delaware limited liability company (“Glenwood”), and ZIP TECHNOLOGY, LLC a West Virginia limited liability company (“Zip LLC”, and together with the Company, Wilmar Financial, JanPak, JanPak SC, JanPak Texas, IBI Merchandising and Glenwood, the “Initial Grantors”), and BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent for the Secured Parties (the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement referred to below.

RECITALS:

A. The Company, Wilmar Holdings, Inc., a Delaware corporation (“Wilmar Holdings”), and Wilmar Financial, as borrowers, Interline Brands, Inc., a Delaware corporation (“Holdings”), and Glenwood, as guarantors, the financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated as of September 7, 2012 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, including by that certain (i) Joinder Agreement dated as of December 11, 2012, among JanPak, JanPak SC, JanPak Texas and Zip LLC (or their respective predecessors-in-interest) and the Administrative Agent, (ii) Joinder Agreement dated as of April 4, 2013, between IBI Merchandising and the Administrative Agent and (iii) First Amendment to Credit Agreement dated as of March 17, 2014, among the Initial Grantors, Holdings, the Lenders signatory thereto and the Administrative Agent, the “Credit Agreement”), pursuant to which the Lenders have agreed to make Loans and provide certain other credit accommodations to the borrowers under the Credit Agreement. Wilmar Holdings has been merged into the Company with the Company as the surviving entity.

B. In order to induce the Lenders to enter into, or to continue to extend credit under, the Credit Agreement, the Initial Grantors entered into that certain Amended and Restated Pledge and Security Agreement dated as of March 17, 2014 (the “Security Agreement”), pursuant to which the Initial Grantors granted to the Administrative Agent (or confirmed that the Administrative Agent already possessed), for the benefit of the Secured Parties, a security interest in their respective personal property as security for the Secured Obligations.

C. The borrowers under the Credit Agreement have requested, and the Lenders have agreed, to amend the Credit Agreement pursuant to a Second Amendment to Credit Agreement (the “Second Amendment”) in order to, among other things, make certain changes to the Credit Agreement and authorize the Administrative Agent to enter into this First Amendment.

D. The Administrative Agent, with the consent of the Lenders (as reflected in the Second Amendment), has agreed to amend the Security Agreement in order to, among other things, (i) increase the threshold for excluded deposit and securities accounts under the Security Agreement, (ii) increase the threshold for counterclaims on Eligible Accounts required to be disclosed to Administrative Agent, (iii) increase the threshold for returns on Inventory required to be disclosed to Administrative Agent and (iv) revise certain defaults under the Security Agreement.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Initial Grantors and the Administrative Agent hereby agree as follows:

Section 1. Security Agreement Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Security Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

1.1 Amendment to Definition of Excluded Accounts. The reference to “$2,000,000” in clause (c) of the definition of “Excluded Accounts” set forth in Section 1.3 of the Security Agreement shall be deleted and replaced with “$5,000,000”.

1.2 Amendment to Section 4.2(c). Each reference to “$1,000,000” in clause (c) of Section 4.2 of the Security Agreement shall be deleted and replaced with “$2,500,000”.

1.3 Amendment to Section 4.3(b). The reference to “$1,000,000” in the second sentence of clause (b) of Section 4.3 of the Security Agreement shall be deleted and replaced with “$2,500,000”.

1.4 Amendment to Section 5.1(a). Clause (a) of Section 5.1 of the Security Agreement shall be restated in its entirety as follows:

(a)

(i) The breach by any Grantor of any of the terms or provisions of Sections 4.1(a) (which breach of Section 4.1(a) will be deemed not to have occurred as long as such Grantor’s books and records are being maintained in accordance with prior customary practices), (d), (e) or (f), Sections 4.2(b) or (c), Sections 4.3(b) or (c), Sections 4.6(a), (b), (c)(i) through (iii) or (c)(v), Sections 4.7(a) or (b), Section 4.8, Section 4.9, Section 4.10, Section 4.11(a), Section 4.12, Section 4.13, Section 4.14, Section 7.1 or Section 7.3; (ii) the breach by any Grantor of any of the terms or provisions of Sections 4.11(b) or (c), which, in each case under this clause (ii), is not remedied within five days after the earlier of such Grantor’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any

Secured Party), or (iii) the breach by any Grantor of any of the terms or provisions of Sections 4.1(b), (c) or (g), Section 4.2(a), Section 4.3(a), Section 4.4, Section 4.6(c)(iv) or Section 7.2 which, in each case under this clause (iii), is not remedied within fifteen days after the earlier of such Grantor’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Secured Party).

1.5 Amendment to Section 7.2. Section 7.2 of the Security Agreement shall be restated in its entirety as follows:

7.2	Covenant Regarding New Deposit Accounts. Upon opening or replacing any Collateral Deposit Account or any other Deposit Account that is not an Excluded Account, or upon the designation of any Excluded Account as a Collateral Deposit Account or at such time as any other Deposit Account ceases to qualify as an Excluded Account, each Grantor shall (a) open or maintain such Collateral Deposit Account or other Deposit Account at institutions permitted under Section 5.12 of the Credit Agreement, and (b) cause each bank or financial institution at which such Deposit Account is opened or maintained, so long as such Deposit Account is not an Excluded Account, or such Collateral Deposit Account is opened or maintained, to enter into a Deposit Account Control Agreement with the Administrative Agent in order to give the Administrative Agent Control thereof. In the case of Deposit Accounts maintained with the Secured Parties, the terms of such letter shall be subject to the provisions of the Credit Agreement regarding setoffs.

Section 2. Representations and Warranties. To induce the Administrative Agent to enter into this First Amendment, each Initial Grantor hereby represents and warrants to the Administrative Agent and the other Secured Parties as follows:

2.1 Security Agreement Representations and Warranties. Prior to and after giving effect to this First Amendment, the representations and warranties of such Initial Grantor contained in Article III of the Security Agreement or any other document furnished at any time under or in connection with the Security Agreement are true and correct in all material respects on and as of the date hereof (or, with respect to representations and warranties qualified by materiality, in all respects), except, in each case, to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

2.2 Power and Authority; No Contravention; Authorizations and Approvals. This First Amendment and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders, on the part of such Initial Grantor and do not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) such approvals, authorizations or consents the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect; (ii) violate (A) the certificate or articles of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational documents of any Initial Grantor or (B) any material Requirement of Law applicable to any Initial Grantor, (iii) violate or result in a default under the Term Loan Agreement, the Holdings Notes Indenture or any other material indenture, agreement or instrument binding upon any Initial Grantor or its assets, or give rise to a right thereunder to require any prepayment to be made by any Loan Party, and (iv) result in the creation or imposition of any Lien on any asset of any Initial Grantor, except Liens created pursuant to the Loan Documents and Liens permitted under Section 6.02 of the Credit Agreement.

2.3 Enforceable Obligations. This First Amendment has been duly executed and delivered by such Initial Grantor and constitutes a legal, valid and binding obligation of such Initial Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

2.4 No Defaults. Prior to and after giving effect to this First Amendment, no Default or Event of Default exists.

Section 3. Miscellaneous.

3.1 Reaffirmation of Security Agreement. All of the terms and provisions of the Security Agreement shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and affirmed by each Initial Grantor. Each of the amendments to the Security Agreement contemplated hereby shall not limit or impair any Liens securing the Obligations, which Liens are hereby ratified and affirmed by the Initial Grantors. This First Amendment is a Loan Document.

3.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

3.3 Legal Expenses. The Initial Grantors hereby agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

3.4 Counterparts; Execution. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles or other electronic transmissions (e.g., .pdf) shall be effective as originals.

3.5 Entire Agreement. THIS FIRST AMENDMENT, THE SECURITY AGREEMENT, THE CREDIT AGREEMENT, THE SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

3.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

3.7 Governing Law. This First Amendment shall be governed by the laws of the State of New York, without giving effect to any conflict of law provisions (but giving effect to section 5-1401 of the New York general obligation law and federal laws relating to national banks).

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

INITIAL GRANTORS:

INTERLINE BRANDS, INC., a New Jersey corporation

By:	/s/ John K. Bakewell
	Name:	John K. Bakewell
	Title:	Chief Financial Officer

WILMAR FINANCIAL, INC., a Delaware corporation

By:	/s/ John K. Bakewell
	Name:	John K. Bakewell
	Title:	President and Chief Financial Officer

JANPAK, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

JANPAK OF SOUTH CAROLINA, LLC, a South Carolina limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

JANPAK OF TEXAS, LLC, a Texas limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

Signature Page to First Amendment to Amended and Restated Pledge and Security Agreement

IBI MERCHANDISING SERVICES, INC., a Delaware corporation

By:	/s/ Anthony Scott
	Name:	Anthony Scott
	Title:	President and Secretary

GLENWOOD ACQUISITION LLC, a Delaware limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

ZIP TECHNOLOGY, LLC, a West Virginia limited liability company

By:	/s/ Kenneth D. Sweder
	Name:	Kenneth D. Sweder
	Title:	President

Signature Page to First Amendment to Amended and Restated Pledge and Security Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ John Getz
	Name:	John Getz
	Title:	Senior Vice President

Signature Page to First Amendment to Amended and Restated Pledge and Security Agreement